United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

 (Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

 (Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2011

WESTPORT INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– December 31, 2011

Fund or Index	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	(1.86)%	2.32%	5.41%	9.20%
Russell 2000® Indexiv	(4.18)%	0.15%	5.62%	5.18%
Westport Fund – Class Riii	3.24%	5.37%	7.51%	10.05%
Russell Midcap® Indexiv	(1.55)%	1.41%	6.99%	7.10%

As set forth in the Funds’ prospectus dated May 1, 2011, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.36% and 1.27%, respectively at December 31, 2010. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2010, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.14% and 0.13%, respectively. Please see the Funds’ Financial Highlights on pages (21) and (23) for the actual Total Fund Operating Expenses paid in fiscal 2011. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	January 11, 2012

Dear Fellow Shareholders:

Last year was a challenging one for the U.S. economy and financial markets where many outcomes did not match initial expectations for 2011. For example, the U. S. economy was weaker and the dollar was stronger than expected. During 2011, the sovereign debt and banking crisis spread far beyond Greece into the Eurozone. U.S. equity markets were comparatively stronger than other major global equity markets, whether measured in local currencies or in dollars. The S&P 500® Indexi (“Index”), which contains the preponderance of U.S. equity market capitalization, saw flat price performance for the year with a total return of 2.1% including dividends that obscured substantial volatility. In the first four months of 2011 the Index saw a meaningful gain, which was followed by an even larger loss in the following five months. The final quarter saw excellent results overall, with a double-digit gain in October and roughly flat prices for the remaining two months. Daily price movements were uncharacteristically large with the Index closing up or down at least 2% on 35 trading days during the year. In contrast 2005 had no moves either up or down exceeding 2% and there were just two such moves in 2006.

After a fairly strong 2010, the domestic economy in the first quarter of 2011 saw a sharp slowdown in real GDP growth to 0.4%. It then proceeded to improve sequentially for the next two quarters. Private sector economists estimate 2011 will close with real GDP growth around 3% in the final quarter and near 2% for 2012, about 0.5% above the expectation for 2011. The estimate seems reasonable as the level of support from monetary policy will likely remain flat, with perhaps another round of quantitative easing if recent employment gains don’t continue - payroll employment has increased by at least 100,000 jobs each month for the last six months of 2011. If the two-month extension of unemployment benefits and the two percentage point reduction in the payroll tax rate are extended through the final ten months of 2012, fiscal policy for 2012 is also likely to remain supportive and similar to 2011 except for a step-down in the accelerated depreciation allowance for new equipment. Any significant adjustment to the U.S. Federal budget deficit by the politicians before the November elections seems unlikely.

As last year progressed, the greatest concern for U.S. financial markets became Europe. A number of Eurozone governments borrowed excessively during the years leading up to the debt crisis to support consumption which doesn’t generate needed revenue for debt service and principal repayment. The problem is magnified since a substantial amount of sovereign debt with embedded credit risk is held by European banks raising fears about the integrity of the European financial system. In the short term, many investors sought a safe haven in dollar denominated investments and financial instruments which significantly lowered yields on U.S Treasury securities and caused the dollar to strengthen against the Euro.

Despite the volatility found in the U.S. equity markets and the financial problems in other geographies during 2011, both the Westport Select Cap Fund and the Westport Fund outdistanced their benchmarks, the Russell 2000® Index and the Russell Midcap® Index, respectively. The Westport Select Cap Fund Class R shares outperformed the Russell 2000® Index by 2.32 percentage points as they were down 1.86% versus a loss of 4.18% for the Index. Since inception 14 years ago, the Westport Select Cap Fund has outperformed the Russell 2000® Index by 4.02 percentage points a year with an average annual return of 9.20% versus 5.18%. It is important to remember that past results do not guarantee future performance.

i	S&P Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges.

Precision Castparts Corp. was both the largest holding in the Westport Select Cap Fund during the period and the largest contributor to portfolio performance, adding 1.9 percentage points. This positive performance was the result of an upturn in many of the company’s key markets in the second half of 2011 and an expectation of an increased build rate for Boeing’s 787 airliner. The final decision on the long-awaited and financially critical “gainful employment” regulations governing for-profit education companies was announced in early June. Less negative than feared, the release caused a sharp rise in the share prices of the two for-profit education company portfolio holdings - DeVry, Inc. and ITT Educational Services, Inc. Recognizing that the industry still faced a lengthy period to adjust to other regulatory changes, holdings in both companies were significantly reduced. By year-end, the two companies’ shares had declined more than 30% from the June sale prices. For the year, the negative impact to portfolio performance from DeVry, Inc. and ITT Educational Services, Inc. was limited to 0.6 percentage points due in large part to the timely sales. The long term opportunity for profitable investment in quality, for-profit education companies remains, but continued stock price volatility is likely while these companies adjust their operations to the new regulatory and business environment.

Overall, performance of other stocks in the portfolio was mixed as might be expected in such a volatile market. On the plus side, key contributors were Big Lots, Inc., the off-price retailer, whose shares gained nearly 24%, adding 1.2 percentage points to performance and Kinetic Concepts, Inc., the wound care specialist which gained 64% as the object of a successful take-over by private equity firms, adding 1.1 percentage points to performance. Insurance brokers, Arthur Gallagher & Company, Willis Group Holdings plc and Brown & Brown, Inc., together contributed nearly 1.0 percentage point. Also, FEI Company, a leading manufacturer of electron microscopes, rose 54% for the year, adding a positive 0.8 percentage points.

Most decliners had relatively manageable impacts on portfolio results. However, there were two exceptions - Forest Oil Corp. and Checkpoint Systems, Inc. Forest Oil Corp., an independent oil and gas producer, is in the process of altering its focus, from a heavy dependence on natural gas to greater crude oil production. Despite some stumbles along the way, the company has attractive exploratory acreage which should allow it to successfully accomplish this transition. Nevertheless the shares (adjusted for the spin-off of Lone Pine Resources, Inc.) declined by approximately 50%, reducing the Westport Select Cap Fund performance by approximately 2.5 percentage points. Checkpoint Systems, Inc., the second largest provider of theft management services for the retail industry, is going through a complex structural reorganization which is aimed at reducing operating costs and raising profitability. Results in 2012 should indicate the feasibility of management’s strategy. In 2011 the share price declined 47%, costing the Westport Select Cap Fund 1.5 percentage points in performance.

For the full year the Westport Fund Class R shares returned 4.79 percentage points more than the Russell Midcap® Index and 6.05 percentage points more than the Lipper Multicap Core Index. The Lipper Index is composed of mutual funds with holdings in large, medium and small capitalization categories, providing another relevant comparison to the Westport Fund. Over the long term the Westport Fund’s Class R shares have had an average annual return of 10.05% for the fourteen years since the Fund’s inception. This compares favorably to the 7.10% average annual return for the Russell Midcap® Index and the 4.02% average annual return for the Lipper Multicap Core Index.

Six Westport Fund holdings contributed amounts ranging from 0.9 percentage points to 0.6 percentage points to portfolio performance during the period. W.W. Grainger, Inc., an industrial distributor, recorded a return in excess of 40% for the year; Kinetic Concepts, Inc., the wound care company, gained 64%; Precision Castparts Corp., the manufacturer of complex metal components, gained 18% for 2011; Ross Stores, Inc., an off-price retailer, gained 50%

during the period the Westport Fund held the stock; and MasterCard, Inc. (Class A shares), the payment company, also gained more than 50% from its purchase to year end 2011.

Large negative contributions during the year were confined to two companies. First, Forest Oil Corp. decreased portfolio returns by approximately 1.1% percentage points with a share price decline of approximately 50% in 2011. Second, Lender Processing Services, Inc., which provides mortgage processing and default management services to lenders, also declined approximately 50% for the year and reduced portfolio performance by 1.1 percentage points with housing sales, refinancings and default processing all at low activity levels.

OUTLOOK

The overarching issue confronting the global financial system is the excessive level of debt in many western countries. The U.S. financial system became overleveraged primarily as a result of the issuance of both private and public debt to support a broad expansion of domestic housing ownership and related consumption during the years leading up to the financial crisis. Starting in 2008, the U.S. government aggressively leveraged its balance sheet to support many of the nation’s financial institutions and provide fiscal stimulus to cushion the economy as the housing bubble deflated. For the last three years these actions have added more than $1 trillion per year to gross Federal debt, which now stands above $15 trillion, exceeding the nation’s annual nominal GDP. When the ratio of debt to nominal GDP exceeds 90%, a debtor nation is likely to see slower economic growth and its ability to service its debt becomes more problematicii especially if interest rates rise because solvency has become a concern. Much of the fiscal stimulus supplied by the Federal government since 2009 was supportive of the U.S. economy only in the very short term. A country with a high level of government debt should fund from fiscal deficits only those activities that increase the nation’s human and capital efficiency. If this principal is ignored for too long, the build up of government debt will eventually raise interest rates to a level that makes repayment exceedingly difficult or impossible.

In addition to a highly aggressive fiscal policy, domestic monetary policy has also been very accommodative since the housing bubble broke - short term interest rates are effectively zero, two rounds of quantitative easing have been completed and replacement of short term Treasury securities with long term Treasury securities to lower long term interest rates is ongoing. In the process the Fed’s balance sheet has expanded 250% since 2008 to $2.9 trillion, creating a very large quantity of excess reserves. These reserves have not entered the banking system and the Fed must shrink its balance sheet at some point to contain the substantial inflationary potential these reserves represent. The expansionary fiscal and monetary actions were undertaken by the Federal government to support the economy and to combat deflationary pressure in the wake of the broken housing bubble. However, these actions introduce a significant risk of inflation in the future until the size of the Federal debt and the Fed’s balance sheet are addressed.

The Eurozone is also dealing with the ramifications of excessive leverage. The interconnectedness of Eurozone banks and governments through the banks’ holdings of sovereign debt leads to financial system fragility that impacts the global banking system where U.S. banks and European banks connect through swap lines, securities and derivatives that involve the Fed, European Central Bank (“ECB”) and derivative counterparties. A credit crunch at European banks could cause deep recession in Europe if the European banks are forced to retrench to replace equity capital eroded by substantial losses on sovereign or private assets. The strategy for rescuing the Eurozone appears to be the addition of amendments to enforce deficit restrictions in the original Maastricht treaty while the ECB aggressively fulfills its function as lender of last resort to Eurozone banks. The ECB recently

ii	Reinhart, Carmen M. and Rogoff, Kenneth S., “This Time is Different, Eight Centuries of Financial Folly”.

offered unlimited three year loans against collateral; this should buy time for the formulation and passage of the needed treaty amendments. The Eurozone banks drawing these loans can enjoy a very profitable interest rate spread if they purchase just short term sovereign debt. Short and long term interest rates on sovereign debt of Spain and Italy have declined significantly since the introduction of this program in December 2011. If these actions preempt a Eurozone banking crisis, Eurozone members will have some time to address their fiscal problems and longer term competitiveness.

The U.S. is beginning to enjoy economic benefits from greater domestic production of oil and gas from shale and tight rock formations. These benefits include higher employment both in the industry and at suppliers, and reduced oil imports which improves the trade deficit and economic growth, easing the effect of the nation’s debt burden. Last year substantial fiscal stimulus and very easy monetary policy supported the U.S. economy but real growth in the first three quarters of 2011 was weak - ranging between 0.4% and 1.8%. Momentum picked up in the fourth quarter, as indicated by continued growth in manufacturing, an improvement in unemployment and a bottoming in sales of residential housing. Forecasts for real GDP growth for the fourth quarter of last year have risen to 3%, the highest level since second quarter of 2010, with growth continuing in 2012. Better economic statistics support an improved outlook for equity prices. Using the S&P 500® Index as a reference, equity valuation at the start of 2012 was reasonably attractive based upon anticipated operating earnings for 2011 of $97 for an estimated earnings yieldiii of 7.7%. The S&P 500® Index was flat for 2011 and operating earnings increased so valuation improved as 2011 progressed. Even minimal growth in 2012 would likely raise operating earnings to a $100 per share increasing undervaluation further relative to historical averages. This compares favorably to the expected returns on short term Treasury bills where the yield is virtually zero and approximately 2% on ten year Treasury bonds.

Given the uncertainties facing the worldwide economy plus the complication of a U.S. Presidential election, continued volatility in equity markets seems likely this year. In this scenario of volatility with modest earnings improvement, stock selection is likely the key to success in 2012. Our focus on companies with competitive uniqueness should provide the Westport Funds with a measure of insulation and opportunity.

We would like to thank our shareholders for their continued confidence.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the portfolio managers are intended as such and not as statements of fact requiring affirmations.

iii	A measure of return equal to earnings divided by price, which facilitates yield comparisons among assets.

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY December 31, 2011

Portfolio Comments

The Westport Select Cap Fund Class R shares had a negative return of 1.86% for 2011. While disappointing, this compares favorably with the negative 4.18% return from the Russell 2000® Index for positive outperformance of 2.32 percentage points. In the first half of 2011 the Westport Select Cap Fund recorded a return of 12.64% versus 6.21% for the Russell 2000® Index, or 6.43 percentage points of outperformance. More than 80% of this 4.11 percentage point decrease in outperformance is the result of price weakness from the portfolio’s two for-profit education companies, DeVry, Inc. and ITT Educational Services, Inc. in the second half of last year. In June 2011 the Department of Education issued new regulations defining gainful employment that were less onerous than had been expected. This boosted the share prices of the two companies facilitating an approximate 35% reduction in the Fund’s holdings at favorable prices. However, other new regulations on marketing and operations reduced new enrollments hurting revenues and operating profits.

At year end 2011 there were 29 positions in the Westport Select Cap Fund portfolio – 14 gained during the year and 15 declined. Industrial Specialty Products, which is a combination of Producer Durables and Materials and Processing, accounted for all of the Fund’s 2.3 percentage points of outperformance relative to the Russell 2000® Index for 2011. Contributions were led by Precision Castparts Corp. (complex metal components) and the FEI Company (electron microscopes), which provided 1.9 percentage points and 0.8 percentage points, respectively. Other company holdings that contributed more than 1.0 percentage points were Big Lots, Inc. (closeout retailer) and Kinetic Concepts, Inc. (wound care). Kinetic Concepts, Inc. was acquired by a consortium of private equity firms led by Apax Partners LLP. The biggest disappointment for 2011 was Forest Oil Corp. (oil and gas exploration and production) which subtracted 2.5 percentage points for the year.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2011 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	21.0
Consumer Products & Services	17.7
Insurance	13.0
Business Products & Services	12.2
Industrial Services	11.3
Health Care Products & Services	9.5
Oil & Gas Producers	8.6
Publishing	3.0
Security Products & Services	1.7
Communications Equiptment & Services	1.1
Cash & Cash Equivalents	0.9
Total	100.0

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2011

Fund or Index	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	(1.86)%	2.32%	5.41%	9.20%
Russell 2000® Index	(4.18)%	0.15%	5.62%	5.18%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

WESTPORT FUND PORTFOLIO SUMMARY December 31, 2011

Portfolio Comments

The Westport Fund Class R shares returned 3.24% for 2011. This was 4.79 percentage points better than the Russell Midcap® Index which had a negative return of 1.55% for the year. Despite the uncertain economic environment and volatility evident in the equity markets a number of the Fund’s portfolio holdings experienced significant gains for the year with only two meaningful disappointments. The Westport Fund’s Class R shares also exceeded the return from the Lipper Multicap Core Index which lost 2.81% for the year.

For 2011, 27 of 48 portfolio holdings contributed positively to performance and there were six holdings that each contributed at least 0.6 percentage points. The largest contributor was W.W. Grainger, Inc. at 0.9 percentage points on appreciation greater than 35%. Kinetic Concepts, Inc. (wound care) was the second largest at 0.8 percentage points on a gain of 64% from its acquisition by a private equity group led by Apax Partners LLP. The other important acquisition in the Westport Fund during 2011 was Beckman Coulter, Inc. (laboratory instruments) by Danaher Corp. The remaining four noteworthy contributors to 2011 performance were Precision Castparts Corp. (complex metal components), Ross Stores, Inc. (off-price retailer), MasterCard, Inc., Class A shares (payment solutions) and FEI Company (electron microscopes). The two largest detractors from performance at more than one percentage point each were Forest Oil Corp. (oil and gas exploration and production) and Lender Processing Services, Inc. (mortgage processing).

The Russell Midcap® Index is composed of ten industry sectors. In 2011 the Westport Fund outperformed the Index in five sectors and underperformed in the other five. For Producer Durables the Westport Fund had a positive 2.9 percentage point differential. Contributions to positive performance in this sector were led by a gain slightly greater than 54% for FEI Company, followed by returns greater than 15% for Pall Corp. (filtration products) and MSC Industrial Direct Company (Class A shares) and 35% for W.W. Grainger, Inc. The industry sector with the second largest positive differential of 1 percentage point was Materials & Processing. Total returns from Praxair, Inc. (industrial gases), Chicago Bridge & Iron Company N.V. (engineering & construction), and Precision Castparts Corp. led contributions in this segment. All three recorded returns greater than 14% for the year. The industry sector where the Fund trailed the most was Utilities, by 0.9 percentage points. The Fund has only one portfolio holding in this sector, Entergy Corp., the Gulf Coast electric utility with a nuclear merchant generation subsidiary which provided a positive return but less than the sector performance.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2011 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	19.4
Business Products & Services	14.8
Chemicals	11.2
Oil & Gas Producers	11.0
Consumer Products & Services	9.9
Health Care Products & Services	7.0
Medical Products & Services	5.2
Banks & Thrifts/Financial Services	3.7
Insurance	3.6
Industrial Services	2.7
Other Holdings	6.3
Cash & Cash Equivalents	5.2
Total	100.0

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2011

Fund or Index	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	3.24%	5.37%	7.51%	10.05%
Russell Midcap® Index	(1.55)%	1.41%	6.99%	7.10%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.
iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS December 31, 2011

COMMON STOCKS — 99.1%	Shares	Market Value
Business Products & Services — 12.2%
Arbitron, Inc.	497,173	$17,107,723
CACI International, Inc.(a)	185,900	10,395,528
JDA Software Group, Inc.(a)	283,500	9,182,565
Parametric Technology Corp.(a)	432,804	7,903,001
Synopsys, Inc.(a)	1,063,892	28,937,862
		73,526,679
Communications Equipment & Services — 1.1%
General Communication, Inc. - Class A(a)	650,827	6,371,596

Consumer Products & Services — 17.7%
Big Lots, Inc.(a)	1,313,056	49,580,994
Carter's, Inc.(a)	299,901	11,939,059
Darden Restaurants, Inc.	655,000	29,854,900
Orient-Express Hotels Ltd. - Class A(a)	806,827	6,026,998
Saks, Inc.(a)	912,600	8,897,850
		106,299,801
Health Care Products & Services — 9.5%
Universal Health Services, Inc. - Class B	1,468,600	57,069,796

Industrial Services — 11.3%
DeVry, Inc.	845,000	32,498,700
ITT Educational Services, Inc.(a)	420,155	23,902,618
United Rentals, Inc.(a)	394,997	11,672,161
		68,073,479
Industrial Specialty Products — 21.0%
FEI Company(a)	428,030	17,455,063
IPG Photonics Corp.(a)	480,000	16,257,600
Precision Castparts Corp.	436,102	71,865,249
QLogic Corp.(a)	797,238	11,958,570
Rogers Corp.(a)	235,953	8,697,228
		126,233,710
Insurance — 13.0%
Arthur J. Gallagher & Company	403,424	13,490,499
Brown & Brown, Inc.	578,261	13,086,046
Willis Group Holdings plc	1,335,900	51,832,920
		78,409,465

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011

COMMON STOCKS — 99.1% (Continued)	Shares	Market Value
Oil & Gas Producers — 8.6%
Forest Oil Corp.(a)	825,558	$11,186,311
Lone Pine Resources, Inc.(a)	704,640	4,939,527
Plains Exploration & Production Company(a)	800,003	29,376,110
Stone Energy Corp.(a)	226,000	5,961,880
		51,463,828
Publishing — 3.0%
John Wiley & Sons, Inc. - Class A	408,513	18,137,977

Security Products & Services — 1.7%
Checkpoint Systems, Inc.(a)	941,722	10,302,439

TOTAL COMMON STOCKS (Cost $308,333,458)		$595,888,770

MONEY MARKETS — 2.9%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	17,312,005	$17,312,005

TOTAL MONEY MARKETS (Cost $17,312,005)		$17,312,005

TOTAL INVESTMENT SECURITIES — 102.0% (Cost $325,645,463)		$613,200,775

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(11,848,248)

NET ASSETS — 100.0%		$601,352,527

(a)	Non-income producing security.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS December 31, 2011

COMMON STOCKS — 94.8%	Shares	Market Value
Banks & Thrifts/Financial Services — 3.7%
Cullen/Frost Bankers, Inc.	70,000	$3,703,700
MasterCard, Inc. - Class A	20,000	7,456,400
State Street Corp.	62,500	2,519,375
SunTrust Banks, Inc.	10,000	177,000
WSFS Financial Corp.	48,546	1,745,714
		15,602,189
Broadcasting/Cable TV/Advertising — 1.4%
Interpublic Group of Companies, Inc.	615,000	5,983,950

Business Products & Services — 14.8%
CA, Inc.	455,089	9,199,624
CACI International, Inc.(a)	35,000	1,957,200
Check Point Software Technologies Ltd.(a)	243,528	12,794,961
Lender Processing Services, Inc.	315,960	4,761,517
Parametric Technology Corp.(a)	487,500	8,901,750
Synopsys, Inc.(a)	542,500	14,756,000
Teradata Corp.(a)	208,190	10,099,297
		62,470,349
Chemicals — 11.2%
Air Products and Chemicals, Inc.	140,000	11,926,600
Albemarle Corp.	127,300	6,557,223
FMC Corp.	180,000	15,487,200
Praxair, Inc.	123,000	13,148,700
		47,119,723
Consumer Products & Services — 9.9%
American Eagle Outfitters, Inc.	500,000	7,645,000
Dr. Pepper Snapple Group, Inc.	300,000	11,844,000
McCormick & Company, Inc.	224,868	11,337,845
Ross Stores, Inc.	230,000	10,931,900
		41,758,745
Engineering & Consulting — 1.6%
Chicago Bridge & Iron Company N.V.	181,600	6,864,480

Health Care Products & Services — 7.0%
CVS Caremark Corp.	192,090	7,833,430
Laboratory Corporation of America Holdings(a)	150,000	12,895,500
Universal Health Services, Inc. - Class B	227,500	8,840,650
		29,569,580
Industrial Services — 2.7%
Republic Services, Inc.	415,000	11,433,250

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011

COMMON STOCKS — 94.8% (Continued)	Shares	Market Value
Industrial Specialty Products — 19.4%
Amphenol Corp.	201,300	$9,137,007
FEI Company(a)	196,742	8,023,139
International Rectifier Corp.(a)	120,246	2,335,177
MSC Industrial Direct Company, Inc. - Class A	167,500	11,984,625
Pall Corp.	252,500	14,430,375
Precision Castparts Corp.	120,601	19,873,839
Texas Instruments, Inc.	107,964	3,142,832
W.W. Grainger, Inc.	70,000	13,103,300
		82,030,294
Insurance — 3.6%
Brown & Brown, Inc.	200,000	4,526,000
Willis Group Holdings plc	275,000	10,670,000
		15,196,000
Medical Products & Services — 5.2%
Abbott Laboratories	67,500	3,795,525
Charles River Laboratories International, Inc.(a)	135,000	3,689,550
Varian Medical Systems, Inc.(a)	215,000	14,432,950
		21,918,025
Oil & Gas Producers — 11.0%
Anadarko Petroleum Corp.	170,000	12,976,100
EOG Resources, Inc.	172,500	16,992,975
Forest Oil Corp.(a)	282,500	3,827,875
Lone Pine Resources, Inc.(a)	248,027	1,738,669
Plains Exploration & Production Company(a)	180,824	6,639,857
Stone Energy Corp.(a)	162,541	4,287,832
		46,463,308
Transportation — 1.7%
FedEx Corp.	85,000	7,098,350

Utilities — 1.6%
Entergy Corp.	92,500	6,757,125

TOTAL COMMON STOCKS (Cost $319,921,992)		$400,265,368

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011

MONEY MARKETS — 5.0%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	21,266,781	$21,266,781

TOTAL MONEY MARKETS (Cost $21,266,781)		$21,266,781

TOTAL INVESTMENT SECURITIES — 99.8% (Cost $341,188,773)		$421,532,149

OTHER ASSETS AND LIABILITIES — 0.2%		672,977

NET ASSETS — 100.0%		$422,205,126

(a)	Non-income producing security.
See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2011

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$325,645,463	$341,188,773
At market value (Note 2)	$613,200,775	$421,532,149
Dividends and interest receivable	776,236	542,995
Receivable for capital shares sold	2,822,534	4,340,702
Receivable for securities sold	2,728,258	—
Other assets	66,720	51,472
TOTAL ASSETS	619,594,523	426,467,318

LIABILITIES
Payable for capital shares redeemed	6,771,853	3,015,082
Dividends payable	10,526,964	655,368
Payable to Adviser (Note 4)	538,646	320,212
Other accrued expenses and liabilities	404,533	271,530
TOTAL LIABILITIES	18,241,996	4,262,192

NET ASSETS	$601,352,527	$422,205,126

Net assets consist of:
Paid-in capital	$313,797,215	$341,872,319
Accumulated net realized gain (loss) from security transactions	—	(10,569)
Net unrealized appreciation on investments	287,555,312	80,343,376
Net assets	$601,352,527	$422,205,126

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$197,223,141	$303,709,406
Shares of beneficial interest outstanding (unlimitednumber of shares authorized, no par value) (Note 5)	8,724,335	13,055,549
Net asset value, offering price and redemption price per share (Note 2)	$22.61	$23.26

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$404,129,386	$118,495,720
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	17,320,039	5,081,341
Net asset value, offering price and redemption price per share (Note 2)	$23.33	$23.32

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2011

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$4,673,069	$4,259,081 (1)
TOTAL INVESTMENT INCOME	4,673,069	4,259,081

EXPENSES
Investment advisory fees (Note 4)	7,601,513	3,686,462
Transfer agent fees, Class R (Note 4)	355,738	360,080
Transfer agent fees, Class I (Note 4)	344,130	29,124
Shareholder servicing fees, Class R (Note 4)	333,057	386,037
Administration and accounting services fees (Note 4)	279,493	159,390
Professional fees	79,833	55,653
Shareholder reporting costs	64,208	24,231
Registration fees, Class I	37,141	22,197
Compliance fees and expenses	33,957	18,529
Insurance expense	33,505	13,752
Registration fees, Class R	32,690	52,744
Trustees' fees and expenses	32,000	32,000
Custodian fees	26,098	14,153
Other expenses	44,246	33,614
TOTAL EXPENSES	9,297,609	4,887,966

NET INVESTMENT LOSS	(4,624,540)	(628,885)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security transactions	40,401,562	15,415,242
Net realized gain from Redemptions in-kind	73,406,815	—
Net change in unrealized appreciation on investments	(111,929,597)	(5,503,781)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,878,780	9,911,461

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,745,760)	$9,282,576

(1)	Net of foreign taxes withheld of $5,448.
See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
FROM OPERATIONS:
Net investment loss	$(4,624,540)	$(4,494,837)	$(628,885)	$(114,758)
Net realized gains (losses) from security transactions	40,401,562	(22,767)	15,415,242	(367,225)
Net realized gains from Redemptions in-kind	73,406,815	—	—	—
Net change in unrealized appreciation/depreciation on investments	(111,929,597)	161,481,752	(5,503,781)	56,163,029
Net increase (decrease) in net assets from operations	(2,745,760)	156,964,148	9,282,576	55,681,046

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	(13,357,604)	—	(9,804,780)	—
From realized gains, Class I	(27,010,939)	—	(3,776,534)	—
Decrease in net assets from distributions to shareholders	(40,368,543)	—	(13,581,314)	—

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	182,527,356	205,284,310	128,858,911	107,162,459
Reinvested Dividends	13,262,080	—	9,729,185	—
Payments for shares redeemed	(319,008,593)	(200,966,980)	(105,579,001)	(69,516,471)
Net increase (decrease) in net assets from Class R share transactions	(123,219,157)	4,317,330	33,009,095	37,645,988

CLASS I
Proceeds from shares sold	90,613,012	151,801,257	50,930,879	31,705,944
Reinvested Dividends	16,579,499	—	3,196,761	—
Payments for shares redeemed	(194,132,441)	(180,281,297)	(18,168,879)	(11,487,691)
Net increase (decrease) in net assets from Class I share transactions	(86,939,930)	(28,480,040)	35,958,761	20,218,253

Net increase (decrease) in net assets from capital share transactions	(210,159,087)	(24,162,710)	68,967,856	57,864,241

TOTAL INCREASE (DECREASE) IN NET ASSETS	(253,273,390)	132,801,438	64,669,118	113,545,287

NET ASSETS:
Beginning of year	854,625,917	721,824,479	357,536,008	243,990,721
End of year	$601,352,527	$854,625,917	$422,205,126	$357,536,008

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of year	$24.69	$19.97	$15.70	$23.31	$24.56

Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.17)	(0.09)	(0.13)	0.11
Net realized and unrealized gains (losses) on investments	(0.24)	4.89	4.65	(7.48)	1.47
Total from investment operations	(0.46)	4.72	4.56	(7.61)	1.58

Less distributions:
From net investment income	—	—	—	—	(0.14)
From net realized gains	(1.62)	—	(0.29)	—	(2.69)
Total distributions	(1.62)	—	(0.29)	—	(2.83)

Net asset value at end of year	$22.61	$24.69	$19.97	$15.70	$23.31

Total Return	(1.86)%	23.64%	28.99%	(32.65)%	6.38%

Net assets at end of year (000's)	$197,223	$336,360	$274,861	$301,444	$444,327

Ratio of total expenses to average net assets	1.36%	1.36%	1.37%	1.37%	1.33%

Ratio of net investment income (loss) to average net assets	(0.75)%	(0.68)%	(0.48)%	(0.60)%	0.41%

Portfolio turnover rate	2%	13%	6%	4%	6%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of year	$25.38	$20.48	$16.07	$23.80	$24.97

Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.11)	(0.05)	(0.08)	0.18
Net realized and unrealized gains (losses) on investments	(0.27)	5.01	4.75	(7.65)	1.50
Total from investment operations	(0.43)	4.90	4.70	(7.73)	1.68

Less distributions:
From net investment income	—	—	—	—	(0.16)
From net realized gains	(1.62)	—	(0.29)	—	(2.69)
Total distributions	(1.62)	—	(0.29)	—	(2.85)

Net asset value at end of year	$23.33	$25.38	$20.48	$16.07	$23.80

Total Return	(1.69)%	23.93%	29.20%	(32.48)%	6.68%

Net assets at end of year (000's)	$404,130	$518,266	$446,963	$346,754	$506,201

Ratio of total expenses to average net assets	1.16%	1.14%	1.15%	1.15%	1.11%

Ratio of net investment income (loss) to average net assets	(0.54)%	(0.46)%	(0.25)%	(0.38)%	0.62%

Portfolio turnover rate	2%	13%	6%	4%	6%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of year	$23.28	$19.39	$14.67	$21.11	$19.21

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.04)	(0.04)	0.04
Net realized and unrealized gains (losses) on investments	0.80	3.91	4.76	(6.35)	2.60
Total from investment operations	0.75	3.89	4.72	(6.39)	2.64

Less distributions:
From net investment income	—	—	—	—	(0.04)
From net realized gains	(0.77)	—	—	(0.05)	(0.70)
Total distributions	(0.77)	—	—	(0.05)	(0.74)

Net asset value at end of year	$23.26	$23.28	$19.39	$14.67	$21.11

Total Return	3.24%	20.06%	32.17%	(30.28)%	13.71%

Net assets at end of year (000's)	$303,709	$273,473	$193,620	$92,583	$41,975

Ratio of total expenses to average net assets	1.25%	1.27%	1.31%	1.37%	1.49%

Ratio of net investment income (loss) to average net assets	(0.21)%	(0.08)%	(0.25)%	(0.35)%	0.21%

Portfolio turnover rate	9%	1%	5%	3%	9%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of year	$23.29	$19.35	$14.63	$21.03	$19.14

Income (loss) from investment operations:
Net investment income (loss)	—	0.02	(0.01)	(0.04)	0.04
Net realized and unrealized gains (losses) on investments	0.80	3.92	4.73	(6.31)	2.59
Total from investment operations	0.80	3.94	4.72	(6.35)	2.63

Less distributions:
From net investment income	—	—	—	—	(0.04)
From net realized gains	(0.77)	—	—	(0.05)	(0.70)
Total distributions	(0.77)	—	—	(0.05)	(0.74)

Net asset value at end of year	$23.32	$23.29	$19.35	$14.63	$21.03

Total Return	3.45%	20.36%	32.26%	(30.20)%	13.73%

Net assets at end of year (000's)	$118,496	$84,063	$50,371	$16,436	$16,585

Ratio of total expenses to average net assets	1.03%	1.08%	1.15%	1.29%	1.48%

Ratio of net investment income (loss) to average net assets	0.02%	0.12%	(0.07)%	(0.28)%	0.22%

Portfolio turnover rate	9%	1%	5%	3%	9%

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2011

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds did not hold any Level 2 or Level 3 securities during the year ended December 31, 2011. There were no significant transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Common Stocks*	$595,888,770	$—	$—	$595,888,770
Money Markets	17,312,005	—	—	17,312,005
Total	$613,200,775	$—	$—	$613,200,775

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$400,265,368	$—	$—	$400,265,368
Money Markets	21,266,781	—	—	21,266,781
Total	$421,532,149	$—	$—	$421,532,149

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies (“RICs”), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

The tax character of distributions paid for the years ended December 31, 2011 and December 31, 2010 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From ordinary income	$—	$—	$—	$—
From long-term capital gains	40,368,543	—	13,581,315	—
	$40,368,543	$—	$13,581,315	$—

The following information is computed on a tax basis for each item for the year ended December 31, 2011:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$300,490,030	$105,971,927
Gross unrealized depreciation	(12,934,718)	(25,639,115)
Net unrealized appreciation/(depreciation)	$287,555,312	$80,332,812
Undistributed ordinary income	—	—
Accumulated capital and other losses	—	—
Total accumulated earnings	$287,555,312	$80,332,812
Federal income tax cost*	$325,645,463	$341,199,337

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing difference in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts - The following reclassifications made by the Funds during the tax year ended December 31, 2011, are primarily the result of differences in the tax treatment of net investment losses and in-kind redemptions.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$4,624,540	$68,730,387	$(73,354,927)
Westport Fund	$628,885	$(628,885)	$—

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

Redemptions in-kind – During the year ended December 31, 2011, the Westport Select Cap Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in realized capital gains of $73,406,815, none of which are taxable to the Fund, nor will result in increased capital gain distributions to existing shareholders.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

3.	Investment Transactions

For the year ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $14,989,760 and $257,386,610, respectively, for the Westport Select Cap Fund, and $94,240,484 and $35,686,594, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2012. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the year ended December 31, 2011.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2011, shareholder servicing fees of $333,057 and $386,037 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, transfer agent servicing fees of $292,336 and $316,477 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $219,755 and $14,314 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2011.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the year ended December 31, 2011. The CCO reports

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) December 31, 2011

directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
CLASS R
Shares sold	7,278,266	9,088,805	5,345,850	5,210,084
Shares reinvested	586,558	—	418,280	—
Shares redeemed	(12,764,001)	(9,230,819)	(4,454,764)	(3,451,964)
Net increase (decrease) in shares outstanding	(4,899,177)	(142,014)	1,309,366	1,758,120
Shares outstanding, beginning of year	13,623,512	13,765,526	11,746,183	9,988,063
Shares outstanding, end of year	8,724,335	13,623,512	13,055,549	11,746,183

CLASS I
Shares sold	3,407,097	6,608,642	2,111,301	1,573,439
Shares reinvested	710,652	—	137,082	—
Shares redeemed	(7,217,807)	(8,012,179)	(777,054)	(566,359)
Net increase (decrease) in shares outstanding	(3,100,058)	(1,403,537)	1,471,329	1,007,080
Shares outstanding, beginning of year	20,420,097	21,823,634	3,610,012	2,602,932
Shares outstanding, end of year	17,320,039	20,420,097	5,081,341	3,610,012

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Westport Fund
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2012

THE WESTPORT FUNDS OTHER ITEMS December 31, 2011 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2011 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On September 15, 2011, the Board of Trustees of The Westport Funds (the “Trust”), including the Trustees who are not parties to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Westport Advisers, LLC (the “Adviser”), the investment adviser of each series of the Trust (each, a “Fund”), or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of either such party (the “Independent Trustees”), considered and approved the renewal of the Advisory Agreement for an additional term of one year. Prior to the meeting, the Trustees: (i) reviewed materials provided by the Adviser in response to a letter submitted by Trust counsel requesting that the Adviser provide certain information to the Trustees and (ii) received guidance regarding their fiduciary duties, in each case in connection with considering the renewal of the Advisory Agreement. The Trustees also review and assess the quality of the services that the Funds receive throughout the year, and kept the information that they have learned from such ongoing oversight in mind in their deliberations.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent

Trustees and the Board of Trustees as a whole reached the conclusions set forth below, based on the considerations indicated, among others:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees determined that they were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees: (i) considered that the Adviser furnishes a continuous investment program for the Funds, provides investment research and advice to the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus, and (ii) noted the experience of the Adviser’s personnel and the level of knowledge that they demonstrate with respect to the Funds and the market. The Trustees also considered that the Adviser maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board, and the Adviser’s culture of ethics and compliance.

Performance. The Trustees determined that the Funds’ short-term and long-term performance has been satisfactory on a relative and objective basis. In reaching this conclusion, the Trustees considered performance information prepared for the Trustees by Lipper, Inc. (“Lipper”) comparing, among other things, the performance of the Funds over varying time periods ending as of June 30, 2011 to the performance of (i) appropriate indices, (ii) a group comprised of a small number of directly comparable mutual funds selected by Lipper for performance comparison purposes; and (iii) a broader universe of generally comparable mutual funds selected by Lipper for performance comparison purposes. The Trustees noted the Funds’ generally strong performance relative to both the indices and the group and universe of mutual funds selected by Lipper, particularly over longer time periods, and the explanations provided by the Adviser for cases where performance had not been as strong. The Trustees also noted that, over the course of the year, they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being managed.

Costs and Profitability. The Trustees concluded that the levels of the costs of the services provided to the Funds by the Adviser and such profits as the Adviser realizes with respect to its relationship with the Funds were acceptable in light of the service provided by the Adviser and the performance the Adviser has been able to produce for the Funds. In reaching this conclusion, the Trustees considered:

•
data compiled by Lipper indicating that the Funds by many comparisons had higher, but not significantly higher, advisory fees and operating expenses than the median and average of (i) a group comprised of a small number of directly comparable mutual funds and (ii) a broader universe of generally comparable mutual funds, in each case selected by Lipper for cost comparison purposes;

•
that (i) while the Adviser’s only clients are the Funds, the Adviser’s investment adviser affiliate receives advisory fees from its institutional separately managed account clients who have become clients in recent years that are typically equivalent to or higher than the investment advisory fees paid by the Funds, for managing those clients’ assets using substantially the same investment strategy as used for the Funds; and (ii) the institutional clients of the Adviser’s affiliate typically require less non-investment service than the Funds; and

•
the willingness of the Adviser to provide information about its costs and, if deemed necessary by the Trustees, profitability in providing its services to the Funds, the fact that the portfolio managers for the Funds also own the Adviser, and the high level of service provided to and generally strong performance produced by the Adviser with respect to the Funds.

The Trustees also considered that the principals of the Adviser’s investment advisory affiliate benefit from being able to introduce potential clients that do not satisfy the affiliate’s account minimum to the Funds, and the soft dollars arrangements instituted by the Adviser with respect to the Funds during the past year.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. In reaching this determination, the Trustees considered that the ability of the Funds to experience significant economies of scale was limited, given the nature of the Funds’ investment strategies and focus on investing in companies with smaller capitalizations, and the Adviser’s representation that, as a practical matter, the Funds would need to be closed to new investors before they grew to a level at which significant potential economies of scale could be achieved.

After deliberating on the factors set forth above, among others, and based on its evaluation of the information provided to it, the Board and the Independent Trustees found that the fees paid by the Funds to the Adviser under the Advisory Agreement are fair and reasonable. The Board and the Independent Trustees also concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreement with respect to each Fund.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2011” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Six Months Ended December 31, 2011*	Net Expense Ratio Annualized December 31, 2011	Total Return Ended Six Months December 31, 2011
Westport Select Cap Fund
Class R	Actual	$1,000.00	$871.30	$6.38	1.35%	(12.87)%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.19	$6.88	1.35%	1.82%
Class I	Actual	$1,000.00	$871.80	$5.51	1.17%	(12.87)%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$5.95	1.17%	1.91%
Westport Fund
Class R	Actual	$1,000.00	$954.50	$6.15	1.25%	(4.55)%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.35	1.25%	1.87%
Class I	Actual	$1,000.00	$955.70	$5.06	1.03%	(4.46)%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.82	$5.23	1.03%	1.98%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365) to reflect the one-half year period.

Management of the Trust

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

DISINTERESTED TRUSTEES:

Raymond J. Armstrong 253 Riverside Avenue Westport, CT 06880 Age 86	Trustee, November 14, 1997 – present	Retired	2	none

Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 74	Trustee, November 14, 1997 – present	Retired	2	none

Donel Bruce Smith 253 Riverside Avenue Westport, CT 06880 Age 73	Trustee, November 14, 1997 – present	Retired	2	none

Edward K. Mettelman 253 Riverside Avenue Westport, CT 06880 Age 57	Trustee, January 1, 2008 – present	Managing Director, Investment Strategies Fund LP (September 2009-present); Retired prior to September 2009.	2	Director, Ganeden Biotech, Inc.

INTERESTED TRUSTEE*:

Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 65	Trustee, November 14, 1997 – present and President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

OFFICERS OF THE TRUST*:

Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 73	Executive Vice President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a

Ronald H. Oliver 253 Riverside Avenue Westport, CT 06880 Age 83	Executive Vice President and Secretary, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; President, Westport Asset Management, Inc.	n/a	n/a

Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 61	Vice President, October 7, 1999 – present, and Treasurer, March 8, 2002 – present	Vice President Operations, Westport Advisers, LLC	n/a	n/a

Russell M. Lynch 253 Riverside Avenue Westport, CT 06880 Age 62	Vice President, October 7, 1999 – present	Vice President Marketing, Westport Advisers, LLC	n/a	n/a

Mario A. Loya 253 Riverside Avenue Westport, CT 06880 Age 41	Vice President, September 11, 2009 – present	Vice President, Westport Advisers, LLC; Analyst, Westport Asset Management, Inc.	n/a	n/a

Salvatore Faia 253 Riverside Avenue Westport, CT 06880 Age 49	Chief Compliance Officer, January 1, 2010 – present	President, Vigilant Compliance Services	n/a	n/a

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT
INVESTMENTS

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The registrant will provide to any person, without charge, upon request, a copy of the aforementioned code of ethics, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2011	December 31, 2010
$33,100	$32,050

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2011 and December 31, 2010 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)	Audit-Related Fees

December 31, 2011	December 31, 2010
$2,200	$2,150

Such fees represent the fees billed for the fiscal years ended December 31, 2011 and December 31, 2010 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2011 and June 30, 2010, respectively.

(c)	Tax Fees

December 31, 2011	December 31, 2010
$6,000	$5,800

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)	All Other Fees

December 31, 2010	December 31, 2010
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2011 and December 31, 2010.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted: December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)	For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an
Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

o
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;

o	engaging in psychological testing, or other formal testing or evaluation programs;

o	undertaking reference checks of prospective candidates for an executive or director position;

o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

o
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

o	executing a transaction to buy or sell an audit client's investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

o	Due diligence procedures related to mergers and acquisitions.

o	Review of internal controls.

o	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

o	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

o
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

o	Other non-audit services not listed above.

(2)	0%

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010 were $6,000 and $5,800, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010.

(h)
Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 or December 31, 2010.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics identified in Item 2 of Form N-CSR is filed herewith.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date: March 8, 2012

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date: March 8, 2012